UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 7, 2025

Albertsons Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39350	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.
Boise, Idaho 83706
(Address of principal executive office and zip code)
(208) 395-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	ACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 7, 2025, Albertsons Companies, Inc. (the "Company") held its 2025 annual meeting of stockholders (the "Annual Meeting"). The final voting results for each proposal presented at the Annual Meeting are detailed below.

Proposal 1: Election of Directors

Stockholders elected each of the following individuals to serve as directors until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Nominee	For	Against	Abstain	Broker Non-Votes
Sharon Allen	390,524,870	84,483,478	766,004	38,803,872
Frank Bruno	467,790,172	7,212,840	771,340	38,803,872
James Donald	462,273,538	12,727,853	772,961	38,803,872
Kim Fennebresque	443,915,072	31,090,189	769,091	38,803,872
Allen Gibson	468,112,830	6,889,879	771,643	38,803,872
Lisa Gray	467,362,657	7,644,708	766,987	38,803,872
Sarah Mensah	469,525,423	4,391,447	1,857,482	38,803,872
Susan Morris	470,334,906	4,689,708	749,738	38,803,872
Alan Schumacher	467,018,721	7,982,329	773,302	38,803,872
Brian Kevin Turner	422,786,109	52,191,801	796,442	38,803,872
Mary Elizabeth West	468,989,931	5,902,739	881,682	38,803,872

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2026. The voting results were as follows:

For	Against	Abstain
508,402,571	5,294,741	880,912

Proposal 3: Advisory Vote to Approve the Compensation of the Company's Named Executive Officers

Stockholders approved, on an advisory basis, the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
460,283,632	14,137,993	1,352,727	38,803,872

Proposal 4: Stockholder Proposal Regarding Food Waste Reporting

Stockholders did not approve a proposal requesting the Company to disclose specific food waste measurements. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
38,627,239	434,542,262	2,604,851	38,803,872

Proposal 5: Stockholder Proposal for a Report on Human Rights Policy and Human Rights Due Diligence

Stockholders did not approve a proposal requesting a report on the Company's human rights policy and human rights due diligence process. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
50,116,337	423,073,242	2,584,773	38,803,872

Proposal 6: Stockholder Proposal for a Report on Risks of State Policies on Reproductive Health Care

Stockholders did not approve a proposal requesting a report on the risks of state policies restricting reproductive health care. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
21,612,709	449,458,807	4,702,836	38,803,872

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.
(Registrant)

August 13, 2025	By:	/s/ Thomas Moriarty
	Name:	Thomas Moriarty
	Title:	Executive Vice President, M&A and Corporate Affairs